                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Jay R. Hervey and Barry C. Safrit, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and or director of Bassett Furniture Industries, Incorporated (the "Company"), and to file any documents referred to below relating to (i) the Registration Statement on Form S-8 (Registration No. 333-60327) filed with the Securities and Exchange Commission (the "Commission") on July 31, 1997, (ii) the Registration Statement on Form S-8 (Registration No. 033-52405) filed with the Commission on February 25, 1994; (iii) the Registration Statement on Form S-8 (Registration No. 033-52407) filed with the Commission on February 25, 1994; (iv) the Registration Statement on Form S-8 (Registration No. 002-84775) filed with the Commission on June 27, 1983; (v) the registration of 400,000 shares of the Company's Common Stock to be offered and sold pursuant to the Company's 2000 Employee Stock Purchase Plan for Company Employees; (vi) the registration of an additional 500,000 shares of the Company's Common Stock to be offered and sold pursuant to the Company's 1997 Employee Stock Plan; and (vii) the registration of an additional 50,000 shares of the Company's Common Stock to be offered and sold pursuant to the Company's 1993 Stock Plan for Non-Employee Directors; such documents being: registration statements on Form S-8 to be filed with the Commission; registration statements on Form S-3 to be filed with the Commission; such statements with, and or applications to, the regulatory authorities of any stated in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect to any regulatory authority; and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

          The undersigned further grants unto said attorneys and each of them the full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 27th day of June, 2000.


                       [SIGNATURES ON THE FOLLOWING PAGE]

                                 /s/ Robert H. Spilman, Jr. (Seal)
                                 ---------------------------


                                 /s/ Paul Fulton                   (Seal)
                                 ----------------------------------


                                 /s/ Amy W. Brinkley         (Seal)
                                 ----------------------------


                                 /s/ Peter W. Brown            (Seal)
                                 ------------------------------


                                 /s/ Thomas E. Capps           (Seal)
                                 ------------------------------


                                 /s/ Willie D. Davis               (Seal)
                                 ----------------------------------


                                 /s/ Alan T. Dickson              (Seal)
                                 ---------------------------------


                                 /s/ Howard H. Haworth        (Seal)
                                 -----------------------------


                                 /s/ Michael E. Murphy          (Seal)
                                 -------------------------------

STATE OF VIRGINIA

COUNTY OF HENRY

          The foregoing document was acknowledged before me this 27th day of June, 2000, by Robert H. Spilman, Jr., Paul Fulton, Amy W. Brinkley, Peter W. Brown, Alan T. Dickson, Howard H. Haworth, and Michael E. Murphy as members of the Board of Directors of Bassett Furniture Industries, Inc.



                                 /s/ Sarah C. Draper
                                 -------------------------------------------

My Commission expires:  May 31, 2003


STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

          The foregoing document was acknowledged before e this 30th day of June, 2000, by Willie D. Davis , as member of the Board of Directors of Bassett Furniture Industries, Inc.



                                 /s/ Bonita C. Dent
                                 ---------------------------------------------

My Commission expires:  9-24-03


STATE OF VIRIGNIA

CITY OF RICHMOND

          The foregoing document was acknowledged before e this 5th day of July, 2000, by Thomas E. Capps, as member of the Board of Directors of Bassett Furniture Industries, Inc.



                                 /s/ JoAnne P. Crawley
                                 ----------------------------------------

My Commission expires: 3/31/02